                                                                   EXHIBIT 10.19

                        OPTICAL NETWORKS, INCORPORATED

                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT


     This Series E Preferred Stock Purchase Agreement (the "Agreement") is made
                                                            ---------
effective as of December 23, 1998, between Optical Networks, Incorporated, a California corporation (the "Company"), with its principal office at 166-B
                             -------
Baypointe Parkway, San Jose, California 95134-1621 and the parties listed on the Schedule of Investors attached to this Agreement as Exhibit A (each hereafter
                                                    ---------
individually referred to as an "Investor" and collectively referred to as the
                                --------
"Investors").
----------


                                   ARTICLE 1

                      AUTHORIZATION AND SALE OF THE SHARES
                      ------------------------------------

     1.1  Authorization.  The Company will have authorized before the Closing
          -------------
(as defined below) the sale and issuance of up to 6,850,000 shares of the Company's Series E Preferred Stock (the "Series E Preferred"), having the
                                         ------------------
rights, preferences, privileges, and restrictions as set forth in the Company's Fourth Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit B (the "Restated Articles").
          ---------       -----------------

     1.2  Sale of the Series E Preferred Shares.  Subject to the terms and
          -------------------------------------
conditions hereof at the Closing, the Company shall sell and issue to each Investor, and each Investor shall purchase from the Company, at a per share purchase price of $3.65, the number of shares of Series E Preferred set forth beside such Investor's name on Exhibit A. The shares of Series E Stock
                               ---------
purchased and sold pursuant to this Agreement will be hereinafter referred to as the "Shares," the shares of Common Stock issuable upon conversion of the Shares
     ------
will be hereinafter referred to as the "Conversion Shares" and the Shares and/or
                                        -----------------
the outstanding Conversion Shares will be collectively hereinafter referred to as the "Securities."
        ----------


                                   ARTICLE 2

                             CLOSINGS; DELIVERIES
                             --------------------

     2.1  Closing.  Subject to the terms and conditions of this Agreement, the
          -------
purchase and sale of the Series E Preferred hereunder shall take place at a closing (the "Closing") to be held at the offices of Fenwick & West LLP, Two
              -------
Palo Alto Square, Palo Alto, California at 10:00 a.m. on December 23, 1998, or at such other place or time upon which the Company and Investors who have agreed to purchase a majority of the Shares listed on Exhibit A may mutually agree in writing. The date of the Closing is referred to as the "Closing Date."
                                                         ------------

     2.2  Additional Closing(s).
          ---------------------

               (a) Conditions of Additional Closing(s). At any time and from
                   -----------------------------------
time to time, but no later than January 15, 1999 (the "Additional Closing
                                                       ------------------
Period"), the Company may, at one or more additional closings (each an
------
"Additional Closing"), without obtaining the signature, consent or permission of
 ------------------
any of the Investors, offer and sell to other investors ("New Investors"), at a
                                                          -------------
price of $3.65 per share, up to that number of shares of Series E Stock that is equal to 6,850,000 shares of Series E Stock less the number of shares of Series E Stock actually issued and sold by the Company at the Closing. New Investors may include persons or entities who are already Investors under this Agreement.

               (b) Amendments.  The Company and the New Investors purchasing
                   ----------
Series E Stock at each Additional Closing will execute counterpart signature pages to this Agreement and the Rights Agreement (as defined in Article 6.8), and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement and the Rights Agreement, each to the same extent as if they had been Investors at the Closing. Immediately after each Additional Closing, Exhibit A to this Agreement will be amended to list the New Investors purchasing shares of Series E Stock hereunder and the number of shares of Series E Stock purchased by each New Investor under this Agreement at each such Additional Closing. The Company will promptly furnish to each Investor copies of the amendments to Exhibit A referred to in the preceding sentence.

               (c) Status of New Investors.  Upon the completion of each
                   -----------------------
Additional Closing as provided in this Article 2, each New Investor will be deemed to be an "Investor" for all purposes of this Agreement and the Rights Agreement.

     2.3  Deliveries.  At the Closing and each Additional Closing, the Company
          ----------
shall deliver to each Investor a stock certificate or certificates representing the number of Shares that such Investor has agreed to purchase hereunder as shown on Exhibit A, against payment of the purchase price therefor, by delivery to the Company of (i) a check payable to the Company or (ii) a wire transfer to the bank account of the Company.


                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     Except as set forth on the "Schedule of Exceptions" attached hereto as
                                 ----------------------
Exhibit C (specifically identifying the relevant Section(s) hereof), the Company
---------
hereby represents and warrants to the Investors as follows:

     3.1  Organization and Standing.  The Company is a corporation duly
          -------------------------
organized and validly existing under the laws of the State of California and is in good standing under such laws. The Company has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is not qualified to do business as a foreign corporation in any jurisdiction. Such qualification is not presently required in any jurisdiction where a failure to so qualify would have a material adverse effect on the Company.

     3.2  Articles and Bylaws.  The Company has made available to the Investors
          -------------------
true, correct, and complete copies of the Company's articles of incorporation, as amended, dated December ___, 1998 and the Company's bylaws, as amended, dated January 12, 1998.

     3.3  Corporate Power.  The Company has all requisite corporate power to
          ---------------
execute and deliver this Agreement and the Rights Agreement (defined below), to sell and issue the Shares hereunder, to issue the Conversion Shares, and to carry out and perform its obligations under the terms of this Agreement and the Rights Agreement.

     3.4  Subsidiaries.  The Company has no subsidiaries and does not otherwise
          ------------
own or control, directly or indirectly, any other corporation, partnership, joint venture, association, or other similar business entity.

     3.5  Capitalization. The capitalization of the Company will, upon the
          --------------
filing of the Restated Articles, consist of the following:

          (a) Preferred Stock.  A total of 30,040,000 authorized shares of
              ---------------
preferred stock (the "Preferred Stock"), consisting of 19,840,000 shares
                      ---------------
designated as Series B Preferred Stock ("Series B Preferred"), of which
                                         ------------------
18,596,631 shares will be issued and outstanding, 2,050,000 shares designated as Series C Preferred Stock ("Series C Preferred"), all of which will be issued and
                           ------------------
outstanding, 1,300,000 shares designated Series D Preferred Stock ("Series D
                                                                    --------
Preferred"), of which 1,242,287 shares will be issued and outstanding, and
---------
6,850,000 shares designated Series E Preferred Stock, none of which will be issued and outstanding. Upon the Closing, the rights, preferences and privileges of the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred will be as stated in the Restated Articles and as provided by law. As of the Closing, (i) each three shares of issued and outstanding Series B Stock will be convertible into one share of Common Stock,
(ii) each three shares of issued and outstanding Series C Preferred will be convertible into one share of Common Stock, (iii) each share of issued and outstanding Series D Preferred will be convertible into one share of Common Stock, and (iv) each share of issued and outstanding Series E Preferred will be convertible into one share of Common Stock in all cases pursuant to, and subject to, the terms set forth in the Restated Articles.

          (b) Common Stock.  A total of 28,000,000 authorized shares of Common
              ------------
Stock, of which 4,500,312 shares will be issued and outstanding.

          (c) Options, Warrants, Reserved Shares.  Except for (i) 22,222 shares
              ----------------------------------
of Common Stock issuable to Venture Lending & Leasing, Inc. ("VLLI"), in respect
                                                              ----
of Section 4.2(c) of that certain warrant issued to VLLI on January 30, 1997 and 36,144 shares of Common Stock issuable to VLLI in respect of Section 4.2(c) of that certain warrant also issued to VLLI on January 30, 1997 (the "VLLI
                                                                   ----
Warrants"), copies of which have been made available to the
--------

Investors and their counsel, (ii) the conversion privileges of the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred, (iii) up to 748,665 shares of Common Stock reserved for issuance under the Company's 1997 Stock Option Plan and 2,432,401 shares of Common Stock reserved for issuance under the Company's 1998 Equity Incentive Plan of which 1,222,945 shares are subject to outstanding grants, (iv) the right of first offer provided in Section 3 of that certain Investors' Rights Agreement of even date herewith between the Company and the Investors in Exhibit A thereto (the "Rights Agreement"), and (v) the right of first refusal in Section 8.7 of the
 ----------------
Bylaws of the Company with respect to transfers of shares of the Company's capital stock, there are no other options, warrants, conversion privileges, or preemptive or other rights or agreements presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the capital stock or other securities of the Company.

          (d) The outstanding shares of the capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws.

          (e) Other than as contemplated in Article 9 of that certain Series D Preferred Stock Purchase Agreement of the Company dated April 1, 1998 and
Section 1.4 of the Rights Agreement, the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

     3.6  Authorization.  All corporate action on the part of the Company, its
          -------------
directors, and its shareholders necessary for the authorization, execution, delivery, and performance of this Agreement and the Rights Agreement by the Company, the authorization, sale, issuance, and delivery of the Shares (and, except for issuance and delivery thereof, the Conversion Shares), and the performance of all of the Company's obligations hereunder (except for the performance of its covenants to be performed subsequent to each Closing) will have been taken prior to the Closing. This Agreement and the Rights Agreement (as such may be amended under Article 2.2) when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies and (iii) the extent that the indemnification provisions of Section 2.9 of the Rights Agreement may be limited by principles of public policy. The Company has reserved up to 6,850,000 shares of Series E Preferred for issuance hereunder and up to 6,850,000 shares of Common Stock for issuance upon conversion of the Shares. The Shares, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid, and nonassessable, and will have the rights, preferences, privileges, and restrictions as set forth in the Restated Articles. The Conversion Shares have been, and at all times will be, duly and validly reserved and, when issued in accordance with this Agreement and the Company's articles of incorporation, will be duly authorized, validly issued, fully paid, and nonassessable. The Securities, when issued, will be free of any liens or encumbrances created by the Company; provided, however, that the

Securities will be subject to restrictions on transfer under federal and state securities laws and as set forth in the Restated Articles, Bylaws, the Rights Agreement and herein. Based in part upon the representations and warranties of the Investors in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

     3.7  Material Agreements; Certain Actions.
          ------------------------------------

          (a) Except for agreements explicitly contemplated hereby, the Rights Agreement, and as identified in Section 3.7 of the Schedule of Exceptions, there are no agreements or other understandings between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

          (b) Except for agreements and other documents identified in Section
3.7 of the Schedule of Exceptions, there are no agreements, understandings, instruments, contracts, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that provide for or include (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $5,000, other than in the ordinary course of business, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, (iii) provisions restricting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights. For the purposes of subsection 3.7(b)(i), all obligations of, or payments by, the Company to the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts specified in such subsection.

          (c) Except as identified in Section 3.7 of the Schedule of Exceptions, the Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock,
(ii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iii) sold, exchanged or otherwise disposed of any material portion of its assets or rights, other than in the ordinary course of business.

          (d) The Company has not agreed to any oral modifications to any of the Company's material agreements.

     3.8  Financial Statements.  The Company has delivered to the Investors its
          --------------------
unaudited financial statements (balance sheet and profit and loss statement) (collectively, the "Financial Statements") as at, and for the period commencing
                    --------------------
on the date of incorporation of the Company and ended on, November 30, 1998 (the "Balance Sheet Date"). The Financial Statements have been prepared in
 ------------------
accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except for the omission of notes thereto required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. The Company has no liabilities which are, individually or in the aggregate, material to the business or financial condition of the Company (of the type required to be included in a balance sheet prepared in accordance with generally accepted accounting principles), except for (i) liabilities disclosed in the Financial Statements, (ii) liabilities that have been incurred by the Company since the Balance Sheet Date in the ordinary course of business, and (iii) liabilities that have not had a material adverse effect on the Company's business or financial condition. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     3.9  Changes.  Since the Balance Sheet Date, there has not been:
          -------

          (a) any change in the assets, liabilities, financial condition or operating results of the Company from those reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

          (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is presently proposed to be conducted);

          (c) any waiver by the Company of a valuable right or of a material debt owed to it;

          (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and is presently proposed to be conducted);

          (e) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes or amendments which are expressly provided for by this Agreement or the Rights Agreement or are disclosed in the Schedule of Exceptions;

          (f) any material change in any compensation arrangement or agreement with any employee;

          (g) any sale, assignment or transfer (excluding licenses) of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (h) any resignation or termination of employment of any key officer of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

          (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

          (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

          (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business; or

          (l) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company.

     3.10 Title to Properties and Assets.  The Company owns no real property
          ------------------------------
and, except as identified in Section 3.10 of the Schedule of Exceptions, has no leasehold interests. The Company has good and marketable title to all its properties and assets, in each case subject to no mortgage, pledge, lien, lease, conditional sale agreement, security interest, encumbrance, or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances which have risen in the ordinary course of business and which do not, in any case or in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of the Company.

     3.11 Intellectual Property.  As licensee under that certain License
          ---------------------
Agreement by and between the Company and Optivision, Inc. dated as of October 29, 1997 (the "Optivision License Agreement"), the Company has sufficient rights
               ----------------------------
to use, free and clear of all liens, charges, claims, and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses, and other intellectual property rights necessary to its business as now conducted and as presently proposed to be conducted, without any infringement of the rights of others, subject to the understandings described on Section 3.11 of the Schedule of Exceptions. A true and correct copy of the Optivision License Agreement has been made available for inspection by the Investors and their legal counsel.
The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as now conducted and as presently proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company or Optivision.

     3.12 Compliance with Other Instruments.  The Company is not in violation of
          ---------------------------------
any term of its articles of incorporation or bylaws, or in any material respect of any term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment, or decree, and to the best of its knowledge, is not in material violation of any order, statute, rule, or regulation applicable to the Company. The execution, delivery, and performance of and compliance with this Agreement and the Rights Agreement, and the issuance of the Securities, have not resulted and will not result in (i) any violation of, or conflict with, or constitute a default under, any such term or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company, or (ii) the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization or approval applicable to the Company, its business or any of its properties or assets.

     3.13 Litigation.  There are no actions, suits, proceedings or
          ----------
investigations pending against the Company or its properties (or, to the knowledge of the Company, against any of the Company's officers or key employees), or by the Company, or which the Company proposes to initiate before any court or governmental agency (nor, to the best of the Company's knowledge, is there any basis therefor or threat thereof).

     3.14 Registration Rights.  Except as set forth in the documents listed in
          -------------------
Section 3.14 of the Schedule of Exceptions, the Company is not under any obligation to register (as defined in Section 2.1 of the Rights Agreement) any of its presently outstanding securities or any of its securities which may hereafter be issued.

     3.15 Governmental Consent.  No consent, approval, or authorization of or
          --------------------
designation, declaration, or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale, or issuance of the Securities, or the consummation of any other transaction contemplated hereby, except (i) filing of the Restated Articles with the California Secretary of State, and (ii) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Securities under the California Corporate Securities Law of 1968, as amended, and other applicable blue sky laws, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly after the Closing.

     3.16 Brokers or Finders.  The Company has not incurred, and will not incur,
          ------------------
directly or indirectly, as a result of any action taken by the Company any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.17 Disclosure.  No representation or warranty of the Company contained in
          ----------
this Agreement or in the exhibits or schedules attached hereto or in any written statement or certificate furnished or to be furnished to the Investors pursuant hereto or in connection with the transactions contemplated hereby, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

There is no fact known to the Company which materially adversely affects the business, operations, affairs, or condition of the Company, or any of its properties or assets, which has not been set forth in this Agreement or in the exhibits or schedules attached hereto or in any such written statement.

     3.18 Taxes.  All tax returns and reports of the Company required by law to
          -----
be filed have been duly filed, and all taxes, assessments, fees, and other governmental charges upon the Company, upon any of its properties, assets, income, or franchises, which are due and payable have been paid, other than those presently payable without penalty or interest. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material adverse effect on the Company, its financial condition, its business as presently conducted or as presently proposed to be conducted or any of its properties or material assets. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

     3.19 Employees.  To the best of the Company's knowledge, no employee of the
          ---------
Company is a party to any agreement with any previous employer that in any way adversely affects his performance of his duties as an employee of the Company or is a party to or threatened by any litigation concerning any patents, trademarks, trade secrets, and the like. The Company does not have any collective bargaining agreements covering any of its employees. The Company has no employee benefit plans or agreements with respect to profit-sharing or pension benefits. Each of the Company's employees, officers and directors has entered into the Company's standard proprietary information agreement in the form provided to the Investors or their legal counsel, and the Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at will by the Company or by such officer or employee.

     3.20 Securities Act.   Subject to the accuracy of the Investors'
          --------------
representations in Article 4 hereof, the offer, sale, and issuance of the Securities in conformity with the terms of this Agreement, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").
 --------------

     3.21 Permits.  The Company has all franchises, permits, licenses, and any
          -------
similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

     3.22 Related-Party Transactions.  Except as provided in Section 3.22 of the
          ---------------------------
Schedule of Exceptions, no employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. Except as provided in Section 3.22 of the Schedule of Exceptions, to the best of the Company's knowledge, (i) none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company, and (ii) no member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

     3.23 ERISA Plans.  The Company does not have any Employee Pension Benefit
          -----------
Plan as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended.

     3.24 Insurance.  The Company has in full force and effect fire and casualty
          ---------
insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

     3.25 Real Property Holding Company.  The Company is not a real property
          -----------------------------
holding company within the meaning of Section 897(c)(2) of the Code.

     3.26 Year 2000 Compatibility.  To the Company's knowledge, without the
          -----------------------
Company having conducted any special investigation thereof, software sold, marketed or otherwise used or distributed by the Company shall not fail to perform any function specified in the product specifications therefor, or otherwise be adversely affected in any material respect, solely as a result of the date change from December 31, 1999 to January 1, 2000, including without limitation, date data century recognition, calculations which accommodate same century and multi-century formulas and date values, and date data interface values which reflect the correct century.

                                   ARTICLE 4

                REPRESENTATIONS AND WARRANTIES OF THE INVESTORS
                -----------------------------------------------


     Each Investor hereby, severally and not jointly, represents and warrants to the Company with respect to the purchase of the Shares as follows:

     4.1  Experience.  Such Investor has substantial experience in evaluating
          ----------
and investing in private placement transactions of securities in companies similar to the Company so that such Investor is capable of evaluating the merits and risks of such Investor's investment in the Company and has the capacity to protect such Investor's own interests.

     4.2  Investor Qualifications.  Such Investor is an "accredited investor"
          -----------------------
within the meaning of Rule 501(a) of Regulation D promulgated pursuant to the Securities Act and has substantial experience in evaluating and investing in private placement transactions, and, as such is capable of evaluating the merits and risks of its investment in the Company. Such Investor, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Shares.

     4.3  Investment.  Such Investor is acquiring the Securities for investment
          ----------
for such Investor's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Investor understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor's representations as expressed herein.

     4.4  Rule 144.  Such Investor acknowledges that the Securities must be held
          --------
indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, (i) the existence of a public market for the shares, (ii) the availability of certain current public information about the Company, (iii) the resale occurring not less than one year after a party has purchased and fully paid for the shares to be sold, (iv) the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and (v) the number of shares being sold during any three-month period not exceeding specified limitations.

     4.5  No Public Market.  Such Investor understands that no public market now
          ----------------
exists for any of the securities issued by the Company and that there is no assurance that a public market will ever exist for the Securities.

     4.6  Access to Data.  Such Investor and its representatives, if any, has
          --------------
had an opportunity to ask questions of, and receive, answers from, representatives of the Company concerning the Company and the terms and the conditions of this transaction, as well as to obtain any information requested by such Investor or its representatives. Any questions raised by such Investor or its representatives were answered to the satisfaction of such Investor or its representatives. Such Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description. Such Investor's decision to enter into the transaction contemplated hereby is based in part on the answers to such questions as such Investor and its representatives have raised and on such Investor's own evaluation of the risks and merits of the transaction and the Company's proposed business activities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Article 3 of this Agreement or the right of such Investor to rely thereon.

     4.7  Authorization.  This Agreement and the Rights Agreement, when executed
          -------------
and delivered by such Investor, will constitute valid and legally binding obligations of such Investor, enforceable in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies, and (iii) the extent that the indemnification provisions of Section 2.9 of the Rights Agreement may be limited by principles of public policy.

     4.8  Brokers or Finders.  The Company has not incurred, and will not incur,
          ------------------
directly or indirectly, as a result of any action taken by such Investor, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this agreement or any transaction contemplated hereby.

     4.9  Tax Consequences.  Such Investor has reviewed with its own tax
          ----------------
advisors the federal, state, local and, if necessary, foreign tax consequences of this investment and the transactions contemplated by this Agreement. Such Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that such Investor (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                                   ARTICLE 5

                            RESTRICTIONS ON TRANSFER
                            ------------------------

     5.1  Restrictions on Transfer.  The Securities shall not be sold, assigned,
          ------------------------
transferred, or pledged except upon the conditions specified in this Article, the Restated Articles, and the Company's Bylaws, which conditions provide a right of first offer in favor of the Company and are intended to, among other things, ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Any proposed transferee of the Securities held
              --------------
by such Investor must agree (prior to transfer) to take and hold such securities subject to the provisions and upon the conditions specified in this Article.

     5.2  Restrictive Legend.  Each stock certificate representing  (i) the
          ------------------
Securities, or (ii) any other securities issued in respect of the Securities upon any stock split, stock dividend, merger, consolidation, recapitalization, or similar event (collectively the "Restricted Securities"), shall be stamped or
                                    ---------------------
otherwise imprinted with legends in substantially the following form (in addition to any legend required under applicable state securities laws):


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES ARE SUBJECT TO A RIGHT OF FIRST OFFER IN FAVOR OF THE COMPANY AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

     COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER, THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY CONTAINING SUCH RESTRICTIONS, AND THE COMPANY'S BYLAWS IMPOSING A RIGHT OF FIRST OFFER IN FAVOR OF THE COMPANY, MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     Each Investor and holder of any Securities consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer described in this Section.

     5.3  Notice of Proposed Transfers.  Prior to any proposed transfer of any
          ----------------------------
Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice (the "Notice") to the Company of such holder's intention to make
                     ------
such transfer. The Notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. If reasonably requested by the Company prior to the transfer being effected, the holder shall provide to the Company a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act. Each stock certificate evidencing the Restricted Securities so transferred shall bear the appropriate restrictive legends set forth in Section 5.2.

                                   ARTICLE 6

                     CONDITIONS TO CLOSING OF THE INVESTORS
                     --------------------------------------

     Each Investor's obligation to enter into the transactions contemplated hereby at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     6.1  Representations and Warranties.  The representations and warranties
          ------------------------------
made by the Company in Article 3 shall have been true and correct when made, and shall be true and correct as of the Closing Date.

     6.2  Covenants.  All covenants, agreements, and conditions contained in
          ---------
this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all respects.

     6.3  Compliance Certificate. The Company shall have delivered to the
          ----------------------
Investors a Compliance Certificate in substantially the form attached hereto as Exhibit D, executed by an officer of the Company, dated as of the Closing Date,
---------
and certifying to the fulfillment of the conditions specified in Sections 6.1 and 6.2.

     6.4  Opinion of Company's Counsel.  Fenwick & West LLP, counsel for the
          ----------------------------
Company, shall have delivered to the Investors an opinion in substantially the form attached hereto as Exhibit E, dated as of the Closing Date.
                        ---------

     6.5  Securities Exemptions.  The offer and sale of the Shares to the
          ---------------------
Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, the qualification requirements of the California Corporate Securities Law of 1968, as amended (the "Law") and the
                                                              ---
registration and/or qualification requirements of all other applicable state securities laws.

     6.6  Restated Articles. The Restated Articles shall have been filed with
          -----------------
and accepted by the California Secretary of State.

     6.7  Proceedings and Documents.  All corporate and other proceedings in
          -------------------------
connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and their counsel, and the Investors shall have received all such counterpart originals and certified or other copies of such documents as they may reasonably request. Such documents shall include the following:

          (a) Certified Charter Documents.  A copy of the Restated Articles and
              ---------------------------
the Bylaws of the Company (as amended through the date of the Closing), certified by the Secretary of the Company as true and correct copies thereof as of the Closing.

          (b) Corporate Actions.  A copy of the resolutions of the Board of
              -----------------
Directors and, if required, the shareholders of the Company evidencing the approval of the Restated Articles, the approval of this Agreement and the Rights Agreement and the issuance of the Shares and the other matters contemplated hereby.

          (c) Secretary's Certificate.  A certificate of the Secretary or other
              -----------------------
officer of the Company certifying as true and correct the documents referred to in subsections (a) and (b) above and certifying the names of the officers of the Company authorized to sign this Agreement, the Rights Agreement and the certificates evidencing the Shares.

     6.8  Investors' Rights Agreement.  The Company each Investor, and holders
          ---------------------------
of a majority of the Series B Stock, Series C Stock, Series D Stock and/or Conversion Stock representing or convertible into a majority of all Registrable Securities under the Company's existing Investors' Rights Agreement dated April 1, 1998 by and among the Company and the persons and an entities listed on Exhibit A thereto and Venture Lending and Leasing, Inc. (the "Prior Rights
                                                              ------------
Agreement") shall have executed and delivered the Restated and Amended
---------
Investors' Rights Agreement in the form attached to this Agreement as Exhibit F
                                                                      ---------
(the "Rights Agreement").
      ----------------

     6.9  Existing Refusal Rights.  The right of first offer provided in the
          -----------------------
Prior Rights Agreement as it applies to the issuance and sale of the Shares shall have been waived and released in writing or shall have been satisfied.

     6.10 Minimum Shares Purchased.  A minimum of 3,972,602 shares of Series E
          ------------------------
Preferred shall be purchased by the Investors at the Closing for a minimum aggregate purchase price of $14,500,000.

     6.11 Board of Directors.  As of the Closing, the Board of Directors shall
          ------------------
consist of Joseph W. Goodman, Kevin R. Compton, Jonathan D. Feiber, James F. Jordan, Hugh C. Martin and Eric Young.

                                   ARTICLE 7


                      CONDITIONS TO CLOSING OF THE COMPANY
                      ------------------------------------

     The Company's obligation to enter into the transactions contemplated hereby at each closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     7.1  Representations and Warranties.  The representations and warranties
          ------------------------------
made by each Investor in Article 4 shall have been true and correct when made, and shall be true and correct as of the Closing Date.

     7.2  Securities Exemptions.  The offer and sale of the Shares to the
          ---------------------
Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, the qualification requirements of the California Corporate Securities Law of 1968, as amended, and the registration and/or qualification requirements of all other applicable state securities laws.

     7.3  Restated Articles.  The Restated Articles shall have been filed with
          -----------------
and accepted by the California Secretary of State.

     7.4  Proceedings and Documents.  All corporate and other proceedings in
          -------------------------
connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

     7.5  Investors' Rights Agreement.  The Company, each Investor, and holders
          ---------------------------
of a majority of the Series B Stock, Series C Stock, Series D Stock and/or Conversion Stock representing or convertible into a majority of all Registrable Securities under the Prior Rights Agreement shall have executed and delivered the Rights Agreement.

     7.6  Existing Refusal Rights.  The right of first offer provided in the
          -----------------------
Prior Rights Agreement as it applies to the issuance and sale of the Shares shall have been waived and released in writing or shall have been satisfied.

     7.7  Minimum Shares Purchased.  A minimum of 3,972,602 shares of Series E
          ------------------------
Preferred shall be purchased by the Investors at the Closing for a maximum aggregate purchase price of $14,500,000.

                                   ARTICLE 8

                              ADDITIONAL COVENANTS
                              --------------------

     8.1  Employee Proprietary Information Agreements.  The Company hereby
          -------------------------------------------
covenants and agrees that it will cause each of the Company's employees to execute proprietary information and invention assignment agreements in the Company's standard form, which has been provided to the Investors and their counsel or a form substantially similar thereto.

     8.2  Stock Vesting.  Unless otherwise approved by the Board of Directors,
          -------------
the Company hereby covenants and agrees that all future equity and option issuances to officers, directors and employees shall be subject to a four year vesting requirement, which shall also provide that no vesting shall occur until a minimum of six months shall have passed from the vesting commencement date.

     8.3  Indemnification Agreements.  The Company shall enter into
          --------------------------
Indemnification Agreements in the form provided to the Investors and their counsel, or a substantially similar form, with the directors and executive officers of the Company on or as promptly as possible after the date hereof.

                                   ARTICLE 9

                               GENERAL PROVISIONS
                               ------------------

     9.1  Governing Law.  This Agreement shall be governed by and construed
          -------------
exclusively in accordance with the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, excluding that body of law relating to conflict of laws and choice of law.

     9.2  Survival.  The representations, warranties, and covenants of the
          --------
parties made herein shall survive the Closing and any Additional Closings and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the parties.

     9.3  Successors and Assigns.  Except as otherwise expressly limited herein,
          ----------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto, provided, however, that the rights of an Investor to purchase Shares shall not be assignable without the written consent of the Company.

     9.4  Entire Agreement; Amendment and Waiver.  This agreement and the other
          --------------------------------------
documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Any term of this agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of an Investor and the Company and the holders of Shares and/or Conversion Shares representing at least a majority of the aggregate number of shares of Common Stock into which the Purchased Shares then are convertible and/or have been converted (excluding any of such shares that have been sold to the public or pursuant to SEC Rule 144). Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Purchased Shares and/or Conversion Shares at the time outstanding, each future holder of such securities, and the Company; provided, however, that no condition set forth in
                             --------  -------
Article 6 may be waived with respect to any Investor who does not consent thereto; and provided further, that New
             -------- -------

Investors may become parties to this Agreement in accordance with Article 2.2 without any amendment of this Agreement or any consent or approval of any Investor.

     9.5  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (i) if to an Investor, at its address set forth on Exhibit A, or at such other address as such Investor shall have furnished to the Company in writing, and another copy to special counsel to the Investors, Steven E. Bochner, Esq. of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304, or (ii) if to any other holder of any Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Securities who has so furnished an address to the Company, or (iii) if to the Company, one copy to its address set forth on the first page of this agreement and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Investors, and another copy to the Company's legal counsel to the attention of Mark C. Stevens, Esq. of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California 94306.

     9.6  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

     9.7  Severability.  If any provision of this Agreement is held to be
          ------------
unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The court in its discretion may substitute for the excluded provision an enforceable provision which in economic substance reasonably approximates the excluded provision.

     9.8  California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH
          -----------------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     9.9  Headings.  The headings and captions used in this Agreement are used
          --------
for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to articles, sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to articles, sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

     9.10 Third Parties.  Nothing in this Agreement, express or implied, is
          -------------
intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

     9.11 Legal Expenses.  The Company shall pay at the Closing in connection
          --------------
with this Agreement and the issuance of the Shares, the legal fees and out-of-pocket expenses of Wilson Sonsini Goodrich & Rosati, Professional Corporation, special counsel to the Investors, with respect thereto, such fees and expenses not to exceed $10,000.



              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     9.12 Counterparts.  This agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

     Executed effective as of the date first set forth above.

OPTICAL NETWORKS, INCORPORATED



By: /s/ Terrence J. Schmid
   -----------------------------
Name: Terrence J. Schmid
     ---------------------------
Title: CFO
      --------------------------

INVESTORS:

                                    *  *  *